Exhibit 99.2

HERITAGE COMMERCE CORP AND FOCUS BUSINESS BANK

Unaudited Pro Forma Combined Condensed Financial Information

As of and for the six months ended June 30, 2015 and the year ended December 31, 2014

UNAUDITED PRO FORMA

COMBINED CONDENSED FINANCIAL INFORMATION

The following unaudited pro forma combined condensed financial information are based on the separate historical financial statements of Heritage Commerce Corp and Focus Business Bank, the merger and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined condensed financial information. The unaudited pro forma combined condensed balance sheet as of June 30, 2015 is presented as if the merger had occurred on June 30, 2015. The unaudited pro forma combined condensed statements of income for the year ended December 31, 2014 and the six months ended June 30, 2015 are presented as if the merger had occurred on January 1, 2014. The historical consolidated financial information has been adjusted to reflect factually supportable items that are directly attributable to the merger and, with respect to the income statements only, expected to have a continuing impact on consolidated results of operations.

The unaudited pro forma combined condensed financial information has been prepared using the acquisition method of accounting for business combinations under U.S. generally accepted accounting standards. Heritage Commerce Corp is the acquirer for accounting purposes. Certain reclassifications have been made to the historical financial statements of Focus Business Bank to conform to the presentation in Heritage Commerce Corp’s financial statements.

In connection with the plan to integrate the operations of Heritage Commerce Corp and Focus Business Bank, Heritage Commerce Corp has and will continue to incurred merger related costs, such as costs associated with systems implementation, severance, and other costs related to exit or disposal activities. These charges affected the results of operations of Heritage Commerce Corp and Focus Business Bank through the acquisition date, as well as those of the combined company following the completion of the merger. The unaudited pro forma combined condensed statements of earnings do not include the effects of the costs associated with any restructuring or integration activities resulting from the transaction, as they are nonrecurring in nature. Additionally, the unaudited pro forma adjustments do not give effect to any nonrecurring or unusual restructuring charges that may be incurred as a result of the integration of the two companies or any anticipated disposition of assets that may result from such integration.

The actual amounts recorded as of the completion of the merger may differ materially from the information presented in the unaudited pro forma combined condensed financial information as a result of:

•                  changes in the trading price for Heritage Commerce Corp’s common stock;

•                  net cash used or generated in the operations of Focus Business Bank and Heritage Commerce Corp between the signing of the merger agreement and completion of the merger;

•                  changes in the fair values of the assets and liabilities of Focus Business Bank and Heritage Commerce Corp that could occur prior to completion of the merger;

•                  other changes in net assets of Focus Business Bank and Heritage Commerce Corp that occur prior to the completion of the merger, which could cause material changes in the information presented below; and

•                  changes in the financial results of both Heritage Commerce Corp and Focus Business Bank from the period July 1, 2015 to consummation of the merger.

The unaudited pro forma combined condensed financial information is provided for informational purposes only. The unaudited pro forma combined condensed financial information is not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the transaction been completed as of the dates indicated or that may be achieved in the future. The preparation of the unaudited pro forma combined condensed financial information and related adjustments required management to make certain assumptions and estimates. The unaudited pro forma combined condensed financial information should be read together with:

•                  the accompanying notes to the unaudited pro forma combined condensed financial information;

•                  Heritage Commerce Corp’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2014, included in Heritage Commerce Corp’s Annual Report on Form 10-K for the year ended December 31, 2014, incorporated by reference in this Form 8-K/A;

•                  Focus Business Bank’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2014, included in Heritage Commerce Corp’s Amended Registration Statement on Form S-4, filed on June 26, 2015, incorporated by reference in this Form 8-K/A;

•                  Heritage Commerce Corp’s separate unaudited historical condensed consolidated financial statements and accompanying notes as of and for the six months ended June 30, 2015 included in Heritage Commerce Corp’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, incorporated by reference in this joint proxy statement/prospectus; and

•                  Focus Business Bank’s separate unaudited historical condensed consolidated financial statements and accompanying notes as of and for the six months ended June 30, 2015, included in this Form 8-K/A.

•                  Other information pertaining to Heritage Commerce Corp and Focus Business Bank contained in or incorporated by reference into the joint proxy statement / prospectus included in Heritage Commerce Corp’s Amended Registration Statement on Form S-4 filed on June 26, 2015.  See “Selected Historical Consolidated Financial Data for Focus Bank” and “Selected Historical Consolidated Financial Data for Heritage.”

You should not rely on the pro forma combined or pro forma equivalent amounts as they are not necessarily indicative of the operating results or financial position that would have occurred if the merger had been completed as of the dates indicated, nor are they necessarily indicative of the future operating results or financial position of the combined company. The pro forma information, although helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the benefits of expected cost savings, opportunities to earn additional revenue, the impact of restructuring and merger-related costs, or other factors that may result as a consequence of the merger and, accordingly, does not attempt to predict or suggest future results.

HERITAGE COMMERCE CORP AND FOCUS BUSINESS BANK

PRO FORMA COMBINED CONDENSED BALANCE SHEET (Unaudited)

	June 30, 2015
	Heritage	Focus
	Commerce	Business	Pro Forma Adjustments				Pro Forma
	Corp	Bank	Debit		Credit		Combined
	(Dollars in thousands)
Assets
Cash and due from banks	$36,960	$25,682			8,280	(a)	$54,362
Interest-bearing deposits in other financial institutions	94,308	118,063					212,371
Total cash and cash equivalents	131,268	143,745					266,733

Securities available-for-sale, at fair value	209,092	41,345					250,437
Securities held-to-maturity, at amortized cost	100,321	22,993			48	(b)	123,266
Loans held-for-sale - SBA, at lower of cost or fair value, including deferred costs	3,794	—					3,794
Loans, net of deferred fees	1,133,603	189,200			5,163	(c)	1,317,640
Allowance for loan losses	(18,757)	(2,730)	2,730	(d)			(18,757)
Loans, net	1,114,846	186,470					1,298,883
Federal Home Loan Bank and Federal Reserve Bank stock, at cost	10,623	—					10,623
Company owned life insurance	52,053	6,454					58,507
Premises and equipment, net	7,249	204					7,453
Goodwill	13,055	—	25,871	(e)			38,926
Other intangible assets	2,898		6,285	(f)			9,183
Accrued interest receivable and other assets	35,007	6,419	2,104	(g)			45,530
Total assets	$1,680,206	$407,630					$2,111,335

Liabilities and Shareholders’ Equity
Liabilities:
Deposits:
Demand, noninterest-bearing	$574,210	$116,077					$690,287
Demand, interest-bearing	235,922	189,711					425,633
Savings and money market	380,398	48,147					428,545
Time deposits-under $250	55,571	11,749					67,320
Time deposits-$250 and over	160,106	11,661					171,767
Time deposits-brokered	26,139	—					26,139
CDARS - money market and time deposits	14,791	—					14,791
Total deposits	1,447,137	377,345					1,824,482
Accrued interest payable and other liabilities	46,030	1,171					47,201
Total liabilities	1,493,167	378,516					1,871,683

Shareholders’ equity:
Preferred stock	19,519	—					19,519
Common stock	134,307	30,619			21,994	(h)	186,920
Retained earnings	36,484	(1,505)			1,505	(i)	36,484
Accumulated other comprehensive loss	(3,271)	—					(3,271)
Total shareholders’ equity	187,039	29,114					239,652
Total liabilities and shareholders’ equity	$1,680,206	$407,630					$2,111,335

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements

HERITAGE COMMERCE CORP AND FOCUS BUSINESS BANK

PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME (Unaudited)

	Six Months Ended June 30, 2015
	Heritage	Focus
	Commerce	Business	Pro Forma Adjustments				Pro Forma
(Dollars in thousands)	Corp	Bank	Debit		Credit		Combined

Interest income:
Loans, including fees	$30,647	$4,568			$1,378	(a)	$36,593
Securities, taxable	3,716	330			8	(b)	4,054
Securities, non-taxable	1,021	89					1,110
Interest-bearing deposits in other financial institutions	157	189					346
Total interest income	35,541	5,176					42,103

Interest expense:
Deposits	1,041	305					1,346
Total interest expense	1,041	305					1,346

Net interest income before provision for loan losses	34,500	4,871					40,757
Provision (credit) for loan losses	(38)	50					12
Net interest income after provision for loan losses	34,538	4,821					40,745

Noninterest income:
Service charges and fees on deposit accounts	1,338	195					1,533
Increase in cash surrender value of life insurance	796	25					821
Servicing income	605	57	23	(c)			639
Gain on sales of SBA loans	393	1,157					1,550
Gain on sales of securities	—	2					2
Other	958	202					1,160
Total noninterest income	4,090	1,638					5,705

Noninterest expense:
Salaries and employee benefits	15,754	3,156					18,910
Occupancy and equipment	2,090	358					2,448
Software subscriptions	591	130					721
Focus acquisition and integration costs	542	201			743	(d)	—
Data processing	539	254					793
Insurance expense	582	25					607
FDIC deposit insurance premiums	476	132					608
Correspondent bank charges	495	14					509
Advertising and promotion	427	146					573
Professional fees	333	583					916
Foreclosed assets, net	(206)	—					(206)
Other	3,270	971	416	(e)			4,657
Total noninterest expense	24,893	5,769					30,335

Income before income taxes	13,735	690					16,115
Income tax expense	5,120	330	676	(f)			6,126
Net income	8,615	360					9,989
Dividends on preferred stock	(896)	—					(896)
Net income available to common shareholders	7,719	360					9,093
Less: undistributed earnings allocated to Series C Preferred Stock	(605)	—	13	(g)			(592)
Distributed and undistributed earnings allocated to common shareholders	$7,114	$360					$8,501

Earnings per common share:
Basic	$0.27	$0.12					$0.27
Diluted	$0.27	$0.12					$0.26

Weighted average common shares outstanding - basic	26,541,816	2,930,954			2,525,759	(h)	31,998,529
Weighted average common shares outstanding - diluted	26,724,260	3,110,429			2,346,284	(h)	32,180,973

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements

HERITAGE COMMERCE CORP AND FOCUS BUSINESS BANK PENDING MERGER

PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME (Unaudited)

	Year Ended December 31, 2014
	Heritage	Focus
	Commerce	Business	Pro Forma Adjustments				Pro Forma
	Corp	Bank	Debit		Credit		Combined
	(Dollars in thousands)
Interest income:
Loans, including fees	$49,207	$7,859			$2,310	(a)	$59,376
Securities, taxable	7,810	1,009			16	(b)	8,835
Securities, non-taxable	2,025	227					2,252
Interest-bearing deposits in other financial institutions	214	324					538
Total interest income	59,256	9,419					71,001

Interest expense:
Deposits	2,032	686					2,718
Short-term borrowings	121	—					121
Total interest expense	2,153	686					2,718

Net interest income before provision for loan losses	57,103	8,733					68,283
Provision (credit) for loan losses	(338)	300					(38)
Net interest income after provision for loan losses	57,441	8,433					68,321

Noninterest income:
Service charges and fees on deposit accounts	2,519	350					2,869
Increase in cash surrender value of life insurance	1,600	103					1,703
Servicing income	1,296	203	45	(c)			1,454
Gain on sales of SBA loans	971	1,082					2,053
Gain on sales of securities	97	125					222
Other	1,263	73					1,336
Total noninterest income	7,746	1,936					9,637

Noninterest expense:
Salaries and employee benefits	26,250	4,507					30,757
Occupancy and equipment	4,059	705					4,764
Professional fees	1,891	1,040					2,931
Insurance expense	1,126	48					1,174
Software subscriptions	999	179					1,178
Data processing	969	444					1,413
Acquisition and integration related costs	895	—					895
FDIC deposit insurance premiums	892	224					1,116
Correspondent bank charges	760	31					791
Foreclosed assets, net	53	57					110
Other	6,328	1,311	832	(d)			8,471
Total noninterest expense	44,222	8,546					53,600

Income before income taxes	20,965	1,823					24,358
Income tax expense	7,538	666	628	(e)			8,832
Net income	13,427	1,157					15,526
Dividends on preferred stock	(1,008)	—					(1,008)
Net income available to common shareholders	12,419	1,157					14,518
Less: undistributed earnings allocated to Series C Preferred Stock	(1,342)	—	28	(f)			(1,314)
Distributed and undistributed earnings allocated to common shareholders	$11,077	$1,157					$13,204

Earnings per common share:
Basic	$0.42	$0.40					$0.41
Diluted	$0.42	$0.39					$0.41

Weighted average common shares outstanding - basic	26,390,615	2,922,893			2,533,820	(g)	31,847,328
Weighted average common shares outstanding - diluted	26,526,282	2,958,614			2,498,099	(g)	31,982,995

See Notes to Pro Forma Condensed Combined Consolidated Financial Statements

HERITAGE COMMERCE CORP AND FOCUS BUSINESS BANK

NOTES TO PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

(Unaudited)

(1)                                 Basis of Presentation

The unaudited pro forma combined condensed consolidated financial information and explanatory notes show the impact on the historical balance sheet and statements of income of Heritage Commerce Corp resulting from the Focus Business Bank merger under the acquisition method of accounting as required by the Financial Accounting Standards Board (“FASB”) accounting guidance on business combinations. Acquisition accounting requires that the assets purchased, the liabilities assumed and non-controlling interest all be reported in the acquirer’s financial statements at their fair value, with any excess of purchase consideration over the net assets being reported as goodwill at the close of business on the transaction date. The unaudited pro forma combined condensed consolidated balance sheet combines the historical financial information of Heritage Commerce Corp and Focus Business Bank as of June 30, 2015, and assumes that the merger was completed on that date. The unaudited pro forma combined condensed consolidated statements of income for the six months ended June 30, 2015 and for the year ended December 31, 2014 give effect to the Heritage Commerce Corp and Focus Business Bank merger as if the transaction had been completed on January 1, 2014.

Since the transaction is being recorded using the acquisition method of accounting, all loans are recorded at fair value, including adjustments for credit quality, and no allowance for loan losses is carried over to Heritage Commerce Corp’s balance sheet. In addition, certain nonrecurring costs associated with the merger such as potential severance, professional fees, legal fees and conversion-related expenditures are expensed as incurred and not reflected in the unaudited pro forma combined condensed consolidated statements of income.

While the recording of the acquired loans at their fair value will impact the prospective determination of the provision for loan losses and the allowance for loan losses, for purposes of the unaudited pro forma consolidated statements of income for the six months ended June 30, 2015, and for the year ended December 31, 2014, Heritage Commerce Corp assumed no adjustments to the historical amount of Focus Business Bank’s provision for loan losses.

(2)                                 Accounting Policies and Financial Statement Classifications

The accounting policies of Focus Business Bank are in the process of being reviewed in detail by Heritage Commerce Corp. Upon completion of such review, conforming adjustments or financial statement reclassifications may be determined.

(3)                                 Merger and Acquisition Integration Costs

The plan to integrate the operations of Focus Business Bank is currently being implemented. The specific details of the plan to integrate the operations of the Heritage Commerce Corp and Focus Business Bank have been established, and will include personnel eliminations for redundant positions and premises, systems and equipment consolidations.  The merger will also impact redundant services which will be consolidated into single vendors for several systems and processes of Heritage Commerce Corp. Certain decisions arising from these assessments have and will involve involuntary termination of employees, vacating leased premises, changing information systems, canceling contracts with certain service providers, selling or otherwise disposing of certain premises, furniture and equipment. To the extent there are costs associated with these actions, the cost will be recorded based on the nature of the cost and the timing of these integration actions. These acquisition and integration costs, which are expected to total approximately $7.5 million, were not considered in the accompanying unaudited pro forma consolidated statements of income.  Heritage Commerce Corp and Focus Business Bank incurred acquisition and integration costs related to the transaction of $542,000 and $201,000, respectively, which are eliminated in the unaudited pro forma consolidated statement of income for the six months ended June 30, 2015.  Heritage Commerce Corp has and will continue to incur additional acquisition and integration expenses in the third and fourth quarters of 2015.  Early in the fourth quarter of 2015, Heritage Commerce Corp completed the conversion of the Focus Business Bank system applications and successfully integrated them into the Heritage Commerce Corp data processing system.  Heritage Commerce Corp remains on schedule for the completion of the Focus Business Bank integration in the fourth quarter of 2015.

(4)                                 Estimated Annual Cost Savings or Revenue Opportunities

While Heritage Commerce Corp expects to realize cost savings from the Focus Business Bank merger, the pro forma information, although helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the benefits of expected cost savings, opportunities to earn additional revenue, the impact of restructuring and merger-related costs, or other factors that may result as a consequence of the merger and, accordingly, does not attempt to predict or suggest future results. Further, there can be no assurance the cost savings will be achieved in the amount, manner or timing currently contemplated.

(5)                                 Pro Forma Adjustments to Combined Condensed Consolidated Balance Sheet at June 30, 2015

The following pro forma adjustments have been reflected in the unaudited pro forma combined condensed consolidated balance sheet at June 30, 2015. All adjustments are based on current assumptions and valuations, which are subject to change.

			June 30,
			2015
			(Dollars in thousands)
(a)	Adjustment to cash and cash equivalents:
	Payment of cash consideration to Focus Business Bank common stock option holders		$(8,279)
	Payment of cash consideration to Focus Business Bank common stock for fractional shares		(1)
	Total adjustments to cash and cash equivalents		$(8,280)

(b)	Adjustment to investment securities:
	To reflect the fair value at June 30, 2015 of the securities portfolio		$(48)

(c)	Adjustments to loans:
	To reflect the fair value at June 30, 2015 based on credit and interest rate valuation methodologies		$(5,163)

(d)	Adjustment to allowance for loan losses:
	The acquired loans from Focus Business Bank are carried at fair value; therefore, the Focus Business Bank’s allowance for loan losses is eliminated		$2,730

(e)	Calculation of pro forma goodwill for Focus Busineass Bank merger:
	Value of stock consideration to Focus Business Bank shareholders, based on the value of
	Heritage Commerce Corp closing stock price of $9.61 on June 30, 2015		$52,613
	Payment of cash consideration to Focus Business Bank common stock option holders		8,279
	Payment of cash consideration to Focus Business Bank common stock for fractional shares		1
	Total pro forma consideration to Focus Business Bank shareholdders		$60,893

	Carrying value of assets acquired as of June 30, 2015		$407,630
	Less: liabilities assumed		(378,516)
	Fair value adjustments:
	Adjust the securities portfolio to fair value	$(48)
	Adjust the loan portfolio to fair value	(5,163)
	Eliminate the Focus Business Bank allowance for loan losses	2,730
	Customer deposit intangible created from the transaction	6,285
	Adjust the SBA servicing asset to fair value	386
	Total pre-tax fair value adjustments	4,190
	Less: deferred income taxes	(1,718)
	Total after-tax fair value adjustments		5,908
	Net assets acquired as of June 30, 2015		$35,022

	Goodwill created from transaction - excess if consideration over fair value of net assets acquired		$25,871

(f)	Adjustment to other intangible assets:
	To reflect the fair value at June 30, 2015 of the aquired core deposit intangible asset		$6,285

(g)	Adjustments to other assets:
	To reflect the fair value at June 30, 2015 of the SBA servicing asset		$386
	Deferred income taxes on fair value adjustments		1,718
	Total other assets adjustments		$2,104

(h)	Adjustments to common stock:
	Eliminate Focus Business Bank’s common stock		$(30,619)
	Heritage Commerce Corp common stock issued to Focus Business Bank shareholders (Heritage Commerce Corp closing stock price of $9.61 on June 30, 2015)		52,613
	Common stock adjustment		$21,994

(i)	Adjutment to retained earnings:
	Eliminate Focus Business Bank’s retained earnings		$1,505

(6)                                 Pro Forma Adjustments to Combined Condensed Consolidated Statement of Income for the Six Months Ended June 30, 2015

The following pro forma adjustments have been reflected in the unaudited pro forma combined condensed consolidated statement of income for the six months ended June 30, 2015. All adjustments are based on current assumptions and valuations, which are subject to change.

			For the Six Months Ended
			June 30, 2015

(a)	Loan interest income adjustments:
	To reflect the accretion of the loan discount from the credit and interest rate fair value		$1,378

(b)	Securities interest rate adjustment:
	To reflect the accretion of the securities portfolio adjustment to fair value		$8

(c)	Servicing asset income adjustment:
	To reflect the amortization of the SBA servicing asset adjustment to fair value		$(23)

(d)	Focus acquisition and integration costs adjustment:
	To eliminate the impact of the Focus acquisition and integration costs		$743

(e)	Other noninterest expense adjustment:
	To reflect the amortization of the core deposit intangible asset adjustment to fair value		$416

(f)	Income tax expense on pre-tax adjustments		$676

(g)	Heritage Commerce Corp weighted average common shares outstanding - basic		26,541,816
	Heritage Commerce Corp Series C preferred stock shares outstanding (as converted to common stock)		5,601,000
	Heritage Commerce Corp common stock issued to Focus Business Bank shareholders		5,456,713
	Pro forma combined weighted average common shares outstanding - basic, assuming Series C preferred stock was converted into common stock		37,599,529

	Heritage Commerce Corp Series C preferred stock shares outstanding (as converted to common stock)		5,601,000
	Pro forma combined weighted average common shares outstanding - basic, assuming Series C preferred stock was converted into common stock	/	37,599,529
	Earnings allocated to Series C preferred stock factor		0.15
	Pro forma combined net income	X	$9,989
	Pro forma combined earnings allocated to Series C preferred stock		1,488
	Less dividends on Series C preferred stock		(896)
	Pro forma combined distributed and undistributed earnings allocated to common shareholders		592
	Less Heritage Commerce Corp undistributed earnings allocated to Series C preferred stock		(605)
	Undistributed earnings allocated to Series C Preferred Stock adjustment		$13

(h)	Heritage Commerce Corp common stock issued to Focus Business Bank shareholders		5,456,713
	Eliminate Focus Business Bank weighted average common shares outstanding for basic earnings per common share		(2,930,954)
	Adjustment to shares used in computing basic earnings per common share		2,525,759

	Heritage Commerce Corp common stock issued to Focus Business Bank shareholders		5,456,713
	Eliminate Focus Business Bank weighted average common shares outstanding for diluted earnings per common share		(3,110,429)
	Adjustment to shares used in computing diluted earnings per common share		2,346,284

(7)                                 Pro Forma Adjustments to Combined Condensed Consolidated Statement of Income for the Year Ended December 31, 2014

The following pro forma adjustments have been reflected in the unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2014. All adjustments are based on current assumptions and valuations, which are subject to change.

			For the Year Ended
			December 31, 2014

(a)	Loan interest income adjustments:
	To reflect the accretion of the loan discount from the credit and interest rate fair value		$2,310

(b)	Securities interest rate adjustment:
	To reflect the accretion of the securities portfolio adjustment to fair value		$16

(c)	Servicing asset income adjustment:
	To reflect the amortization of the SBA servicing asset adjustment to fair value		$(45)

(d)	Other noninterest expense adjustment:
	To reflect the amortization of the core deposit intangible asset adjustment to fair value		$832

(e)	Income tax expense on pre-tax adjustments		$628

(f)	Heritage Commerce Corp weighted average common shares outstanding - basic		26,390,615
	Heritage Commerce Corp Series C preferred stock shares outstanding (as converted to common stock)		5,601,000
	Heritage Commerce Corp common stock issued to Focus Business Bank shareholders		5,456,713
	Pro forma combined weighted average common shares outstanding - basic, assuming Series C preferred stock was converted into common stock		37,448,328

	Heritage Commerce Corp Series C preferred stock shares outstanding (as converted to common stock)		5,601,000
	Pro forma combined weighted average common shares outstanding - basic, assuming Series C preferred stock was converted into common stock	/	37,448,328
	Earnings allocated to Series C preferred stock factor		0.15
	Pro forma combined net income	X	$15,526
	Pro forma combined earnings allocated to Series C preferred stock		2,322
	Less dividends on Series C preferred stock		(1,008)
	Pro forma combined distributed and undistributed earnings allocated to common shareholders		1,314
	Less Heritage Commerce Corp undistributed earnings allocated to Series C preferred stock		(1,342)
	Undistributed earnings allocated to Series C Preferred Stock adjustment		$28

(g)	Heritage Commerce Corp common stock issued to Focus Business Bank shareholders		5,456,713
	Eliminate Focus Business Bank weighted average common shares outstanding for basic earnings per common share		(2,922,893)
	Adjustment to shares used in computing basic earnings per common share		2,533,820

	Heritage Commerce Corp common stock issued to Focus Business Bank shareholders		5,456,713
	Eliminate Focus Business Bank weighted average common shares outstanding for diluted earnings per common share		(2,958,614)
	Adjustment to shares used in computing diluted earnings per common share		2,498,099